Exhibit 99.1

102 Duffy Avenue, Hicksville, NY 11801 • Phone: (516) 683-4420 • flagstar.com

NEWS RELEASE FOR IMMEDIATE RELEASE	Investor Contact:
Salvatore J. DiMartino
(516) 683-4286

Media Contact:
Steven Bodakowski
(248) 312-5872

NEW YORK COMMUNITY BANCORP, INC. CHANGES NAME TO FLAGSTAR FINANCIAL, INC.

AND STOCK SYMBOL TO FLG

NEW NAME SIGNALS CONTINUED EVOLUTION INTO A SINGULAR BRAND, ALIGNING WITH THE COMPANY’S STRATEGIC FOCUS ON BECOMING A FULL-SERVICE REGIONAL FRANCHISE WITH A GROWTH-ORIENTED VISION

Hicksville, N.Y., October 15, 2024 – New York Community Bancorp, Inc., (NYSE: NYCB) (the “Company”), the holding company of Flagstar Bank, N.A., today announced that its Board of Directors approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation, changing the Company’s name to Flagstar Financial, Inc. (the “Name Change”).

Commenting on the Name Change, Chairman, President, and Chief Executive Officer, Joseph Otting stated, “We are excited to announce our new holding company name and stock symbol, marking another milestone in our ongoing transformation. Over the past six months, the Board of Directors and management have made remarkable progress in laying a strong foundation for the future. We’ve diversified our business model, established relationship-driven businesses, and continue to recruit top-tier talent with expertise in advancing our vision. Our new Company name complements the re-branding of the Bank and our branches we implemented earlier this year. This name change is a continuation of those efforts and unifies the company and our vision into a single brand.”

As a result of the Name Change, which will become effective on October 25, 2024, at 5:00 pm ET, the Company expects that its common stock, which trades on the New York Stock Exchange (the “NYSE”), will cease trading under the ticker symbol “NYCB” and commence trading on the NYSE under the ticker symbol “FLG” effective as of the open of business on October 28, 2024. In addition, effective as of that same time, the Company expects that the NYSE ticker symbol for the Company’s Bifurcated Option Note Unit SecuritiESSM will change to “FLG PRU” from “NYCB-PU” and the ticker symbol for the Company’s Depositary Shares, each representing a 1/40th interest in a share of Series A Noncumulative Perpetual Preferred Stock, will change to “FLG PRA” from “NYCB-PA”. No action is required by shareholders and the applicable CUSIPs will remain unchanged.

About New York Community Bancorp, Inc.

New York Community Bancorp, Inc. is the parent company of Flagstar Bank, N.A., one of the largest regional banks in the country. The Company is headquartered in Hicksville, New York. At June 30, 2024, the Company had $119.1 billion of assets, $82.4 billion of loans, deposits of $79.0 billion, and total stockholders’ equity of $8.4 billion.

Flagstar Bank, N.A. operates over 400 branches, including a significant presence in the Northeast and Midwest and locations in high growth markets in the Southeast and West Coast. In addition, the Bank has approximately 90 private banking teams located in over 10 cities in the metropolitan New York City region and on the West Coast, which serve the needs of high-net worth individuals and their businesses.

Cautionary Note Regarding Forward-Looking Statements

The foregoing disclosures may include forward-looking statements within the meaning of the federal securities laws by the Company pertaining to such matters as our goals, intentions, and expectations regarding (a) our corporate name change and NYSE stock ticker symbol changes; (b) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (c) the future costs and benefits of the actions we may take; (d) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (e) our assessments of interest rate and other market risks; (f) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (g) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (h) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion in assets must maintain; (i) the effect on our capital ratios of the approval of certain proposals approved by our shareholders during our 2024 annual meeting of shareholders; (j) the conversion or exchange of shares of the Company’s preferred stock; (k) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock; (l) the availability of equity and dilution of existing equity holders associated with amendments to the 2020 Omnibus Incentive Plan; and (m) the terms associated with, and potential future grants of, employment inducement award grants.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to, among others, the following principal risks and uncertainties: our ability to effect our corporate name change and NYSE ticker symbol changes on currently anticipated timelines; general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; the inability of the Bank and Nationstar to execute the transaction contemplated by the MSR Purchase Agreement and Asset Purchase Agreement or satisfy customary closing conditions; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K/A for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this release, during investor presentations, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.